UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2017

Jerrick Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

202 S. Dean St. Englewood, NJ 07631
(Address of principal executive offices)

(201) 258-3770

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

Crossover Note Amendment

As previously reported in the Company’s Quarterly Filing on Form 10-Q for the period ended June 30, 2017, on July 11, 2017 (the “Crossover Note Issuance Date”), Jerrick Media Holdings, Inc. (the “Company”) and Crossover Capital Fund I, LLC (“Crossover”) entered into that certain securities purchase agreement (the “Crossover SPA”) whereby and in connection therewith, the Company issued to Crossover (i) an 8.5% Convertible Redeemable Note in the aggregate principal amount of $222,222 (the “Crossover Note”) and (ii) a five year warrant to purchase up to 350,000 shares of the Company’s common stock at an exercise price of $0.20 per share (the “Crossover Warrant”). The Crossover Note matures on April 11, 2018. Additionally, Crossover received 110,000 restricted shares of the Company’s common stock as an inducement to enter into the Crossover SPA (the “Crossover Consideration Shares”). The Crossover Note had an original issue discount of 10%, such that the purchase price of the Crossover Note was $200,000.

On September 8, 2017, the Company and Crossover entered into the first amendment to the Crossover Note whereby Section 4(c) of the Crossover Note was amended (the “First Amendment to the Crossover Note”) to allow the Company to redeem the Crossover Note by paying Crossover in accordance with the following: (i) if the redemption of the Crossover Note is on or prior to September 13, 2017, the Company will pay to Crossover an amount equal to 117.5% of the face amount of the Crossover Note along with any interest that has accrued during that period or (ii) if the redemption of the Crossover Note occurs after September 13, 2017 but less than 180 days from the Crossover Note Issuance Date, the Company will pay to Crossover an amount equal to 150% of the unpaid principal amount of the Crossover Note along with any accrued interest (the day that the Company offers to redeem the Crossover Note, if and when it occurs, the “Crossover Redemption Date”). In the event that the Company redeems the Crossover Note on or prior to September 13, 2017, the Company will offer to repurchase, on the Crossover Redemption Date, the Crossover Consideration Shares at a price of $0.14079 per share, which represents the volume weighted average closing price for the five trading day period from August 31, 2017 through September 7, 2017 (the “Crossover Share Repurchase”). Crossover is under no obligation to sell the Crossover Consideration Shares.

On September 11, 2017, the Company repaid the Crossover Note, by paying Crossover an aggregate of $264,363.93 representing 117.5% of the principal along with interest. The Company also paid Crossover $15,486.90 for the Crossover Share Repurchase and cancellation of the Crossover Consideration Shares. Pursuant to such redemption, the Crossover Note is of no further force or effect.

Diamond Rock Note Amendment

As previously reported in the Company’s Quarterly Filing on Form 10-Q for the period ended June 30, 2017, on July 24, 2017 (the “Diamond Rock Note Issuance Date”), the Company and Diamond Rock, LLC (“Diamond Rock”) entered into the certain securities purchase agreement (the “Diamond Rock SPA”) whereby and in connection therewith, the Company issued to Diamond Rock (i) an 8.5% Convertible Redeemable Note (the “Diamond Rock Note”) in the aggregate principal amount of $50,000 and (ii) a five year warrant to purchase up to 78,750 shares of the Company’s common stock at an exercise price of $0.20 per share (the “Diamond Rock Warrant”). The Diamond Rock Note matures on April 24, 2018. Additionally, Diamond Rock received 25,000 restricted shares of the Company’s common stock as an inducement to enter into the Diamond Rock SPA (the “Diamond Rock Consideration Shares”). The Diamond Rock Note has an original issue discount of 10%, such that the purchase price of such note was $45,000.

On September 8, 2017, the Company and Diamond Rock entered into the first amendment to the Diamond Rock Note whereby Section 4(c) of the Diamond Rock Note was amended (the “First Amendment to the Diamond Rock Note”) to allow the Company to redeem the Diamond Rock Note by paying Diamond Rock in accordance with the following: (i) if the redemption of the Diamond Rock Note is on or prior to September 13, 2017, the Company will pay to Crossover an amount equal to 117.5% of the face amount of the Diamond Rock Note along with any interest that has accrued during that period or (ii) if the redemption of the Diamond Rock Note occurs after September 13, 2017 but less than 180 days from the Diamond Rock Note Issuance Date, the Company will pay to Diamond Rock an amount equal to 150% of the unpaid principal amount of the Diamond Rock Note along with any accrued interest (the day that the Company offers to redeem the Diamond Rock Note, if and when it occurs, the “Diamond Rock Redemption Date”). In the event that the Company redeems the Diamond Rock Note on or prior to September 13, 2017, the Company will offer to repurchase, on the Diamond Rock Redemption Date, the Diamond Rock Consideration Shares at a price of $0.14079 per share, which represents the volume weighted average closing price for the five trading day period from August 31, 2017 through September 7, 2017 (the “Diamond Rock Share Repurchase”). Diamond Rock is under no obligation to sell the Diamond Rock Consideration Shares.

On September 13, 2017, the Company repaid the Diamond Rock Note by paying Diamond Rock an aggregate of $59,340.28 representing 117.5% of the principal along with interest. The Company also paid Diamond Rock $3,519.75 for the Diamond Rock Share Repurchase and cancellation of the Diamond Rock Consideration Shares. The Diamond Rock Note is no longer in full force and effect. Pursuant to such redemption, the Diamond Rock Note is of no further force or effect.

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Peak One Note Amendment

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21,2017, on July 18, 2017 (the “Peak One Note Issuance Date”), the Company and Peak One Opportunity Fund, L.P. (“Peak One”) entered into the certain securities purchase agreement (the “Peak One SPA”) whereby and in connection therewith, the Company issued to Peak One (i) an 8.5% Convertible Redeemable Note (the “Peak One Note”) in the aggregate principal amount of $222,222 and (ii) a five year warrant to purchase up to 350,000 shares of the Company’s common stock at an exercise price of $0.20 per share (the “Peak One Warrant”). The Peak One Note matures on April 18, 2018. Additionally, Peak One received 110,000 restricted shares of the Company’s common stock as an inducement to enter into the Peak One SPA (the “Peak One Consideration Shares”). The Peak One Note had an original issue discount of 10%, such that the purchase price of the Peak One Note was $200,000.

On September 13, 2017, the Company and Peak One entered into the first amendment to the Peak One Note whereby Section 4(c) of the Peak One Note was amended (the “First Amendment to the Peak One Note”) to allow the Company to redeem the Peak One Note by paying Peak One in accordance with the following: (i) if the redemption of the Peak One Note is on or prior to September 13, 2017, the Company will pay to Peak One an amount equal to 117.5% of the face amount of the Peak One Note along with any interest that has accrued during that period or (ii) if the redemption of the Peak One Note occurs after September 13, 2017 but less than 180 days from the Peak One Note Issuance Date, the Company will pay to Peak One an amount equal to 150% of the unpaid principal amount of the Peak One Note along with any accrued interest (the day that the Company offers to redeem the Peak One Note, if and when it occurs, the “Peak One Redemption Date”). In the event that the Company redeems the Peak One Note on or prior to September 13, 2017, the Company will offer to repurchase, on the Peak One Redemption Date, the Peak One Consideration Shares at a price of $0.14079 per share, which represents the volume weighted average closing price for the five trading day period from August 31, 2017 through September 7, 2017 (the “Peak One Share Repurchase”). Peak One is under no obligation to sell the Peak One Consideration Shares.

On September 14, 2017, the Company repaid the Peak One Note, by paying Peak One an aggregate of $264,101.59 representing 117.5% of the principal along with interest. Pursuant to such redemption, the Peak One Note is of no further force or effect.

The foregoing description of the terms of the Crossover SPA, Crossover Note, First Amendment to the Crossover Note, Diamond Rock SPA, Diamond Rock Note, First Amendment to Diamond Rock Note, Peak One SPA, Peak One Note and First Amendment to Peak One Note, do not purport to be complete and is qualified in its entirety by reference to the provisions of the Crossover SPA, Crossover Note, First Amendment to the Crossover Note, Diamond Rock SPA, Diamond Rock Note, First Amendment to Diamond Rock Note, Peak One SPA, Peak One Note and First Amendment to Peak One Note, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.7, respectively, to this Current Report on Form 8-K. Additionally, the foregoing description of the terms of the Crossover Warrant, the Diamond Rock Warrant, and the Peak One Warrant does not purport to be complete and is qualified in its entirety by reference to the provisions of the Form of Warrant to Purchase Shares of Common Stock attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21, 2017.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit
10.1*	Securities Purchase Agreement between the Company and Crossover Capital Fund I, LLC dated July 11, 2017.
10.2*	Jerrick Media Holdings Inc. 8.5% Convertible Redeemable Note Due April 11, 2018
10.3*	First Amendment to 8.5% Convertible Redeemable Note Due April 11, 2018
10.4*	Securities Purchase Agreement between the Company and Diamond Rock LLC dated July 24, 2017.
10.5*	Jerrick Media Holdings Inc. 8.5% Convertible Redeemable Note Due April 11, 2018
10.6*	First Amendment to 8.5% Convertible Redeemable Note Due April 24, 2018
10.7*	First Amendment to 8.5% Convertible Redeemable Note Due April 18, 2018
10.8	Form of Warrant to Purchase Shares of Common Stock (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21, 2017)

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERRICK MEDIA HOLDINGS, INC.

Dated: September 15, 2017	By:	/s/ Jeremy Frommer
Jeremy Frommer Chief Executive Officer

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